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                                                                     EXHIBIT 1.1


                        7,000,000 Shares of Common Stock


                         ASSET ACCEPTANCE CAPITAL CORP.


                             UNDERWRITING AGREEMENT


                                     *, 2004


BEAR, STEARNS & CO. INC.
WILLIAM BLAIR & COMPANY, L.L.C.
CIBC WORLD MARKETS CORP.
SUNTRUST CAPITAL MARKETS, INC.
     As Representatives of the
     several Underwriters named in
     Schedule I attached hereto (the "Representatives")
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies/Gentlemen:

                  Asset Acceptance Capital Corp., a corporation organized and existing under the laws of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 7,000,000 shares (the "Firm Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock") and for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Rufus H. Reitzel, Jr., Revocable Living Trust, as amended (Rufus H. Reitzel, Jr., sole trustee) (the "Selling Stockholder") proposes to sell to the Underwriters up to an additional 1,050,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". The Shares are more fully described in the Registration Statement and Prospectus referred to below. Bear, Stearns & Co. Inc. ("Bear Stearns") is acting as lead manager (the "Lead Manager") in connection with the offering and sale of the Shares contemplated herein (the "Offering").

                  The Company is a recently organized Delaware corporation. The Company has entered into the Share Exchange Agreement (the "Share Exchange Agreement"), dated as of October 24, 2003, by and among the Company, RBR Holding Corp., AAC Investors, Inc., the shareholders of RBR Holding Corp., and the shareholder of AAC Investors, Inc. pursuant to which, prior to the Closing Date (as defined herein), the Company will issue shares of its common stock to the shareholders of RBR Holding Corp. and the shareholder of AAC

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Investors, Inc. in exchange for all of the issued and outstanding shares of capital stock of RBR Holding Corp. and AAC Investors, Inc. The Reorganization (as defined in the Prospectus) will occur prior to the closing of the sale of the Firm Shares to the Underwriters.

                  1. Representations and Warranties of the Company.

                  The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, the Closing Date and any Additional Closing Date, that:

                           (a) The Company has filed with the Securities and
Exchange Commission (the "Commission") a registration statement on Form S-1 (Registration No. 333-109987), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or to the Company's knowledge threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the "Rules and Regulations"), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term "Prospectus" shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements

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to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

                           (b) At the time of the effectiveness of the
Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 under the Securities Act ("Rule 434"), when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the material included in the table under the first paragraph under the caption "Underwriting" in the Prospectus, the first paragraph under the subcaption "Commissions and Discounts" and the table under the second paragraph under that subcaption, in the first two paragraphs under the subcaption "Price Stabilization, Short Positions," under the subcaption "Passive Market Making."

                           (c) Ernst & Young LLP, who have certified the
financial statements and supporting schedules and information of the Company and its subsidiaries that are included in the Registration Statement, are independent public accountants as required by the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Rules and Regulations.

                           (d) Subsequent to the respective dates as of which
information is given in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement and the Prospectus, the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and there has been no material adverse change or any development which would have a prospective


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material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, stockholders' equity or properties of the Company and each subsidiary of the Company listed on Exhibit A hereto (the "Subsidiaries"), individually or taken as a whole; (ii) the long-term debt or capital stock of the Company or any of its Subsidiaries; or
(iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a "Material Adverse Change"). Since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries individually or taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

                           (e) The authorized, issued and outstanding capital
stock of the Company is as set forth in the Prospectus in the column headed "Actual" under the caption "Capitalization" and, after giving effect to the Reorganization and the other transactions contemplated by the Share Exchange Agreement, will be as set for the in the column headed "Pro Forma" under the caption "Capitalization" and, after giving effect to the Reorganization, the Offering, and the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed "Pro Forma As Adjusted" under the caption "Capitalization". All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Subsidiary any Common Stock or other security of the Company or any Subsidiary or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

                           (f) The Shares have been duly and validly authorized
and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state and federal securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of Shares in the Offering. The Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

                           (g) The Subsidiaries are the only subsidiaries of the
Company within the meaning of Rule 405 under the Securities Act. Except for the Subsidiaries, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly




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authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien").

                           (h) Each of the Company and the Subsidiaries has been
duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. Each of the Company and the Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) would not have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole; (ii) the long-term debt or capital stock of the Company or any Subsidiary; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a "Material Adverse Effect").

                           (i) Each of the Company and the Subsidiaries has all
necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus and to consummate the Reorganization, and each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Subsidiary, would result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance would not have a Material Adverse Effect.

                           (j) The Company has full right, power and authority
to execute and deliver this Agreement and the Share Exchange Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement, the Share Exchange Agreement, the Registration Statement and the Prospectus, and in connection with the Reorganization. This Agreement and the Share Exchange Agreement and the transactions contemplated by this Agreement, the Share Exchange Agreement, the Registration Statement and the Prospectus, and in connection with the Reorganization, have been duly and validly authorized by the Company. This Agreement and the Share Exchange Agreement have been duly and validly executed and delivered by the Company. The Share Exchange Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to









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general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (k) The execution, delivery, and performance of this
Agreement and the Share Exchange Agreement and consummation of the transactions contemplated by this Agreement, the Share Exchange Agreement, the Registration Statement, the Prospectus and the Reorganization do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound,
(ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (i) and (iii) above) as would not have a Material Adverse Effect.

                           (l) No Consent of, with or from any judicial,
regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or the Share Exchange Agreement or consummation of the transactions contemplated by this Agreement, the Share Exchange Agreement, the Registration Statement, the Prospectus and the Reorganization, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, which has become effective, and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") or NASD Regulation, Inc. ("NASDR") in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

                           (m) The Company and its Subsidiaries are in
compliance in all material respects with all applicable federal, state and local laws and regulations applicable to them, including, without limitation, the Fair Debt Collection Practices Act, the Truth-In-Lending Act, the Fair Credit Billing Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Electronic Funds Transfer Act, the Gramm-Leach-Bliley Act, and comparable statues in states where debtors reside and/or where debt sellers are located, and the respective rules and regulations thereunder, the failure to comply with which would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of any regulatory authority which restricts materially the conduct of its business, nor has the Company or any of its Subsidiaries been advised by any of the regulatory authorities that it is contemplating issuing or requesting (or considering the appropriateness of issuing or requesting) any of the foregoing.




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                           (n) Except as disclosed in the Registration Statement
and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, would have a Material Adverse Effect To the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated.

                           (o) The financial statements and pro forma data,
including the notes thereto, and the supporting schedules included in the Registration Statement and the Prospectus present fairly in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries. Except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement and the Prospectus present fairly in all material respects the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement. The other financial and statistical information included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

                           (p) There are no pro forma or as adjusted financial
statements which are required to be included in the Registration Statement and the Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and pro forma as adjusted financial information included in the Registration Statement and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and includes all adjustments and reconciliations necessary to present fairly in accordance with United States generally accepted accounting principles the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified.

                           (q) The assumptions used in preparing the pro forma
and pro forma as adjusted financial information included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related adjustments made in the preparation of such pro forma and pro forma as adjusted financial information give appropriate effect to those assumptions. Such pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                           (r) The statistical, industry-related and
market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.





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                           (s) The Shares have been approved for quotation on
the NASDAQ (as defined herein) subject to notice of issuance and satisfactory distribution. The Company has taken no action designed to terminate, or likely to have the effect of terminating, the quotation of the Shares on NASDAQ, nor has the Company received any notification that the NASDAQ is contemplating terminating such quotation.

                           (t) The Company and the Subsidiaries maintain a
system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (u) Neither the Company nor any of its affiliates
(within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which would constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

                           (v) Neither Company nor any of its affiliates has,
prior to the date hereof, made any offer or sale of any securities, whether pursuant to the Reorganization or otherwise, which could be "integrated" for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, neither Company nor any of its affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement and the Prospectus.

                           (w) Except as disclosed in the Registration Statement
and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

                           (x) The Company and each of the Subsidiaries is not
and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.




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                           (y) There are no contracts or other documents
(including, without limitation, any voting agreement), which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations and which have not been so described or filed.

                           (z) No relationship, direct or indirect, exists
between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act (the "S-O Act"), directly or indirectly, including through a Subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

                           (aa) The Company and the Subsidiaries are in
compliance with all the applicable provisions of the S-O Act that are currently in effect and require compliance on or before the date hereof. On the Closing Date and any Additional Closing Date, as applicable, the Company and the Subsidiaries will be in compliance with all applicable provisions of the S-O Act that require compliance on or before such date. The Company and the Subsidiaries are taking active steps to ensure that they will be in compliance with all applicable provisions of the S-O Act that are not currently in effect upon and at all times after the required compliance dates set forth in any such provisions.

                           (bb) Except as disclosed in the Registration
Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company, any Subsidiary, the Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, to the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD.

                           (cc) The Company and each Subsidiary own or lease all
such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement and the Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Registration Statement and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries. Any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the

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use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any written notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

                           (dd) The Company and each Subsidiary (i) own or
possess adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "Intellectual Property") necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement and Prospectus, and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any written notice of any claim of conflict with, any such right of others. Neither the Company nor any Subsidiary has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company and its Subsidiaries or those products and services described in the Registration Statement and Prospectus. To the Company's knowledge, there is no infringement by third parties of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

                           (ee) The Company and the Subsidiaries maintain
insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance would not have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

                           (ff) The Company has in effect insurance covering the
Company, its directors, officers and the Underwriters for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations and applicable foreign securities laws.

                           (gg) Each of the Company and the Subsidiaries has
accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company's or any Subsidiary' federal, state, local or foreign taxes is pending or, to the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since December 31, 2002, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary, except for liens for taxes which are not yet due and payable.

                           (hh) No labor disturbance by the employees of the
Company or any Subsidiary exists or, to the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary's principal suppliers, manufacturers', customers or contractors, which, in the case of any of the foregoing (individually or in the aggregate), would have a Material Adverse Effect.

                           (ii) No "prohibited transaction" (as defined in
either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), "accumulated funding deficiency" (as defined in
Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability. Each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan." Each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                           (jj) There has been no storage, generation,
transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any Subsidiary (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and the environment ("Environmental Law"). To the Company's knowledge, there has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances other than in compliance with applicable laws and regulations. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action. There is no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary.

                           (kk) Neither the Company, any Subsidiary nor, to the
best of the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

                           (ll) Neither the Company nor any Subsidiary (i) is in
violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses
(ii) and (iii) above) violations or defaults that would not (individually or in the aggregate) have a Material Adverse Effect and except (in the case of clause
(ii) alone) for any Lien disclosed in the Registration Statement and the Prospectus.

                           (mm) Except as disclosed in the Registration and the
Prospectus, there are no outstanding guarantees or other contingent obligations of the Company or any Subsidiary that would have a Material Adverse Effect.

                  Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  2. Representations and Warranties of Selling Stockholder.

                  The Selling Stockholder represents and warrants to, and agrees with each of the Underwriters as of the date hereof, the Closing Date and any Additional Closing Date that:

                           (a) This Agreement has been duly and validly
authorized, executed and delivered by or on behalf of the Selling Stockholder.


                           (b) The Custody Agreement and Powers of Attorney,
attached as Exhibit B hereto, ("Custody Agreement and Power of Attorney") signed by (i) the Selling Stockholder, (ii) the Company, as custodian (in such capacity, the "Custodian"), and (iii) Rufus H. Reitzel, Jr., as the Selling Stockholder's attorney-in-fact (in such capacity, the

"Attorney-In-Fact"), has been duly and validly authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable against him or it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                           (c) The Selling Stockholder agrees that the
Additional Shares, if any, to be sold by the Selling Stockholder on deposit with the Custodian are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and Power of Attorney, by any act of the Selling Stockholder, by operation of law or by the occurrence of any other event. If the Attorney-In-Fact should die or become incapacitated, or if any other event should occur, before the delivery of the Additional Shares, if any, to be sold by the Selling Stockholder hereunder, the documents evidencing the Additional Shares, if any, to be sold by the Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

                           (d) The Selling Stockholder is the lawful owner of
the Additional Shares and upon sale and delivery of, and payment for, such Additional Shares as provided herein, the Selling Stockholder will convey to the Underwriters good and marketable title to the Additional Shares, free and clear of all Liens. Certificates for all of the Additional Shares to be sold by the Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Underwriters pursuant to this Agreement.

                           (e) The Selling Stockholder has good and valid title
to all of the Additional Shares and has the legal right and power and capacity, and all authorizations and approvals required by law to enter into this Agreement and the applicable Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Additional Shares and to comply with his or its other obligations hereunder and thereunder. The Additional Shares to be sold by the Selling Stockholder pursuant to this Agreement are certificated securities in registered form and are not held by or through any securities intermediary within the meaning of the Uniform Commercial Code as in effect in the State of New York (the "NYUCC"). Upon delivery to the Lead Manager of the Additional Share certificate (certificate number O registered in the name of the Selling Stockholder and evidence of O shares of Common Stock of the Company) indorsed to the Lead Manager or indorsed in blank by an effective indorsement, the Lead Manager, on behalf of itself and the other Underwriters, will become a "protected purchaser" of the Additional Shares (as defined in Section 8-303 of the NYUCC) and acquire such certificate (and the shares represented thereby) free of any adverse claims (as defined in Section 8-102(a)(1) of the NYUCC), assuming that neither the Lead Manager nor any other Underwriter has notice of any adverse claim.

                           (f) No consent, approval, authorization or order of
any court or governmental agency or body is required for the execution, delivery and performance by the Selling Stockholder of this Agreement and the consummation by the Selling Stockholder of the transactions contemplated herein, except (i) such as may have been obtained under the Securities Act, (ii) such as may be required under the state securities laws or the blue sky laws or any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and (iii) such other approvals as have been obtained.

                           (g) There are no contracts, agreements or
understandings between the Selling Shareholder and any person that would give rise to a valid claim against the Selling Shareholder, the Company, any Subsidiary or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this Offering.

                           (h) The execution, delivery and performance of this
Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby or the fulfillment of the terms hereof by the Selling Stockholder will not conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which the Selling Stockholder is party or bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of the charter or bylaws or certificate of formation or partnership agreement or the articles of partnership or trust agreement, as applicable, of the Selling Stockholder or, any judgment, order or decree applicable to the Selling Stockholder or any court or regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder.

                           (i) The Selling Stockholder does not have any
registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering of the Shares, except for such rights as have been waived or which are described in the Registration Statement and the Prospectus.

                           (j) The Selling Stockholder does not have, or has
waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares, if any, that are to be sold by the Company to the Underwriters pursuant to this Agreement; and the Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

                           (k) All information furnished by or on behalf of the
Selling Stockholder in writing for use in the Registration Statement and Prospectus is true, correct, and complete in all material respects and does not and will not contain any untrue statement of a material fact.

                           (l) The Selling Stockholder has no reason to believe
that the representations and warranties of the Company contained in Section 1 hereof are not true and correct, is familiar with the Registration Statement and Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or

Prospectus which has had or would have a Material Adverse Effect on the Company and its Subsidiaries, individually or taken as a whole, and is not prompted to sell any of the Shares by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

                           (m) The Selling Stockholder has not taken and will
not take, directly or indirectly, any action which is designed to or which has constituted or which would cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                           (n) The Selling Stockholder has not distributed and
will not distribute, prior to the later of the Additional Closing Date, if any, and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares by the Selling Stockholder other than a Preliminary Prospectus, the Prospectus or the Registration Statement.

                           (o) The Selling Stockholder does not have any
knowledge or any reason to believe that the Registration Statement or Prospectus (or any amendment of supplement thereto) contains any untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (p) Neither the Selling Stockholder nor any of its
affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

                           (q) The representations and warranties of the Selling
Stockholder in the Custody Agreement and Power of Attorney are and will be true and correct.

                  Any certificate signed by any officer or other representative of the Selling Stockholder and delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Selling Stockholder to the Underwriters as to the matters covered thereby.

                  3. Purchase, Sale and Delivery of the Shares.

                           (a) On the basis of the representations, warranties,
covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $O, that proportion of the number of Firm Shares set forth on Schedule II opposite the name of the Company, which the number of Firm Shares set forth opposite the names of such Underwriter in
Schedule I hereto together with any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Firm Shares.

                           (b) Payment of the purchase price for, and delivery
of certificates representing, the Firm Shares shall be made at the office of Skadden, Arps, Slate, Meagher &

Flom LLP ("Underwriters' Counsel"), or at such other place as shall be agreed upon by the Lead Manager and the Company, at 10:00 A.M., New York City time, on the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day after the determination of the public offering price of the Shares, or such other time not later than ten business days after such date as shall be agreed upon by the Lead Manager and the Company (such time and date of payment and delivery being herein called the "Closing Date").

                  Payment for the Firm Shares shall be made to or upon the order of the Company, by wire transfer in Federal (same day) funds to the Company upon delivery of certificates for the Shares to you through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters against receipt therefor signed by you. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Lead Manager may request at least two business days before the Closing Date. The Company will permit the Lead Manager to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

                           (c) In addition, on the basis of the representations,
warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to 1,050,000 Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 3(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Lead Manager to the Company and the Selling Stockholder. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by Bear Stearns, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Selling Stockholder the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchased hereunder, subject, however, to such adjustments to eliminate fractional shares as Bear Stearns in its sole discretion shall make.

                           (d) Payment of the purchase price for, and delivery
of certificates representing, the Additional Shares shall be made at the office of Underwriters' Counsel, or at such other place as shall be agreed upon by the Lead Manager and the Company, at 10:00

A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 10 hereof), or such other time as shall be agreed upon by Bear Stearns and the Company.

                  Payment for the Additional Shares shall be made to or upon the order of the Selling Stockholder by wire transfer in Federal (same day) funds to the Selling Stockholder upon delivery of certificates for the Shares to you through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Lead Manager may request at least two business days before the Additional Closing Date. The Custodian is authorized to deduct the amount payable by the Selling Stockholder under Section 5(b)(iv) hereof from the proceeds to the Selling Stockholder hereunder and to hold such amounts for the account of the Selling Stockholder with the Custodian under the Custody Agreement and Power of Attorney. The Company will permit the Lead Manager to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

                  4. Offering. Upon authorization of the release of the Firm Shares by the Lead Manager, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

                  5. Covenants of the Company and Selling Stockholder.

                           (a) The Company covenants and agrees with the
Underwriters that:

                                    (i) The Registration Statement and any
amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Lead Manager of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434, and the Prospectus shall not be "materially different" (as such term is used in Rule 434) from the Prospectus included in the Registration Statement at the time it became effective.

                  The Company will notify you immediately (and, if requested by the Lead Manager, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company's intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) after the Company receives notice of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement to which the Lead Manager shall reasonably object in writing after being timely furnished in advance a copy thereof. The Company will provide the Lead Manager with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Lead Manager a reasonable opportunity to review and comment thereon.

                                    (ii) The Company shall comply with the
Securities Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement the Company will notify you promptly and prepare and file with the Commission, subject to Section 5(a) hereof, an appropriate amendment or supplement (in form and substance reasonably satisfactory to the Lead Manager) which will correct such statement or omission and will use its commercially reasonable efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                                    (iii) The Company will promptly deliver to
each of you and Underwriters' Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company's files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement and all amendments of and supplements to such documents, if any as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

                                    (iv) The Company consents to the use and
delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

                                    (v) The Company will use its commercially
reasonable efforts, in cooperation with the Lead Manager, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Lead Manager may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                                    (vi) The Company will make generally
available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule
158).

                                    (vii) During the period beginning on the
date of the Prospectus and ending 180 days after the date of the Prospectus, without the prior written consent of the Lead Manager, the Company (i) except pursuant to employee stock option plans in effect on the date hereof, will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (ii) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. The Company will obtain an undertaking in substantially the form of Annex IV hereto of each of its officers and directors, its stockholders listed on Schedule III attached hereto and the Selling Stockholder not to engage in any of the aforementioned transactions on its own behalf, other than the sale of Shares as contemplated by this Agreement and the Company's issuance of Common Stock upon (i) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof, (ii) the exercise of currently outstanding options, and (iii) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement and the Prospectus. During the period beginning on the date of the Prospectus and ending 180 days after the date of the Prospectus, the Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any security holder of the Company, except for registration statements on Form S-8 relating to employee benefit plans. Notwithstanding anything to the contrary contained in this Section 5(viii), the Selling Stockholder is permitted to sell Additional Shares to the Underwriters in accordance with this Agreement.

                                    (viii) During the period beginning on the
effective date of the Registration Statement and ending on the fifth anniversary of such date, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to you (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the

Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

                                    (ix) The Company will apply the net proceeds
from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

                                    (x) The Company will use its commercially
reasonable efforts to list the Shares for quotation on the NASDAQ and maintain the listing of the shares on the NASDAQ.

                                    (xi) The Company, during the period when the
Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Securities Act and the Rules and Regulations within the time periods required thereby.

                                    (xii) The Company will use its commercially
reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

                                    (xiii) The Company will not take, and will
cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which would constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

                           (b) The Selling Stockholder covenants and agrees with
each Underwriter to:

                                    (i) Deliver to the Representatives prior to
the Closing Date, a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States Person) or Form W-9 (if the Selling Stockholder is a United States Person);

                                    (ii) Promptly notify the Company and the
Lead Manager if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Lead Manager, the Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                                    (iii) Cooperate to the extent reasonably
necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time and to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement;

                 (iv) Pay or cause to be paid all transfer taxes, stamp duties and other similar taxes with respect to the Shares, if any, to be sold by the Selling Stockholder; and

                 (v) Deliver to Lead Manager on or prior to the date of this Agreement the lock-up agreement referenced in Section 7(e) hereof.

        6. Payment of ExpenseWhether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and, only to the extent expressly set forth below, the Selling Stockholder hereby agree, except as otherwise provided in this Section 6, to pay all costs and expenses incident to the performance of their respective obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 5(a)(v) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey (which fees and disbursements shall not exceed $[________]); (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering (which fees and disbursements shall not exceed $[________]); (vi) all fees and expenses in connection with listing the Shares on the NASDAQ; (vii) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending meetings with prospective purchasers of the Shares, (viii) the fees of the Custodian and other fees and expenses related to the offering of Shares by the Selling Stockholder. The Company also will pay or cause to be paid: (i) the cost of preparing stock certificates for the Shares; (ii) the cost and charges of any transfer agent or registrar for the Shares; and (iii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in this
Section 6, and Sections 8, 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 7 or 12(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out-of pocket expenses of the Underwriters incurred in connection herewith. The Selling Stockholder shall pay all of its own fees and expenses related to the offering of the Shares, including (i) the fees and disbursements of his or its counsel, if any, and (ii) any applicable stock transfer or other taxes related to the offering of his or its Shares. Notwithstanding the foregoing, nothing herein shall affect any agreement that the Company and the Selling Stockholder may make for the sharing or allocation of such costs and expenses.

        7. Conditions of Underwriters' Obligations.

        The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 7 of any misstatement or omission, to the performance by the Company or the Selling Stockholder of their respective obligations hereunder, and to each of the following additional conditions:

                 (a) The Registration Statement shall have become effective and all necessary regulatory or stock exchange approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Lead Manager; if the Company shall have elected to rely upon Rule 430A or Rule 434 under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                 (b) At the Closing Date you shall have received the written opinion of Dykema Gossett PLLC, counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex I.

                 (c) At the Closing Date you shall have received the written opinion of Raymond & Prokop, counsel for the Selling Stockholder, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex II.

                 (d) At the Closing Date you shall have received the written opinion of Barbara Sinsley, Compliance Attorney, of the Company, on behalf of the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex III.

                 (e) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Lead Manager and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a favorable written opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as the Lead Manager may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (f) The Company shall have received a duly executed lock-up agreement from each person listed on Schedule III hereto substantially in the form attached hereto as Annex IV.

                 (g) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection
(a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in
Section 1 hereof are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Subsidiaries have not sustained any loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding which would have a Material Adverse Effect, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission,
(vi) there are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and the Prospectus pursuant to the Rules and Regulations that have not been included as required, and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material adverse change or any development involving a prospective Material Adverse Change, whether or not arising from transactions in the ordinary course of business, in or affecting (x) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole, (y) the long-term debt or capital stock of the Company or any of its Subsidiaries, or
(z) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus.

                 (h) At the time this Agreement is executed and at the Closing Date, you shall have rceived a comfort letter, from Ernst & Young LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

                 (i) At the time this Agreement is executed and at the Closing Date, you shall have received a letter, from Ernst & Young LLP, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel, stating that nothing caused them to believe that the audited pro forma information of the Company included in the Registration Statement does not comply as to form with the applicable accounting requirements of Rule 11-02 of Regulation S-X promulgated under the Securities

Act or that the pro forma adjustments have not been applied properly to the historical amounts in the compilation of such statements.

                 (j) You shall have received from Ernst & Young LLP, a letter stating that the Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the financial statements of the Company and its subsidiaries.

                 (k) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident or other calamity at any of the properties owned or leased by the Company or any of its Subsidiaries, the effect of which, in any such case described above, is, in the judgment of the Lead Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

                 (l) No downgrading shall have occurred in the Company's corporate credit rating or the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, it being understood that, as of the date of this Agreement and the Closing Date, that the Company has no such rating.

                 (m) At the Closing Date, the Shares shall have been approved for quotation on the NASDAQ.

                 (n) At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                 (o) At the Closing Date, you shall have received a certificate of the Selling Stockholder or an authorized representative thereof, dated the Closing Date, to the effect that the representations and warranties of the Selling Stockholder set forth in Section 2 hereof are accurate and that Selling Shareholder has complied with all agreements and satisfied all conditions on his or its part to be performed or satisfied hereunder at or prior to the Closing Date.

                 (p) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

                 (q) On or prior to the Closing Date, the Company shall have received a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof) from the Selling Stockholder.

                 (r) At the time this Agreement is executed and at the Closing Date, you shall have received from the Chief Financial Officer of the Company a certificate in form and substance reasonably satisfactory to the Lead Manager and Underwriters' Counsel as to the accuracies of certain numbers contained in the Registration Statement.

                 (s) The Company and the Selling Stockholder shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

                 (t) The Reorganization shall have been consummated, as contemplated by the Prospectus.

        If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and substance to the Lead Manager and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Lead Manager at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Lead Manager at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

        8. Indemnification.

                 (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares, including any road show or investor presentations made to investors by the Company (whether in person or electronically) ("Marketing

Materials"), or are based upon the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, a material fact required to be stated therein or necessary to make the statements therein (x) in the case of the Registration Statement, not misleading, and (y) in the case of the Prospectus or any Preliminary Prospectus in light of the circumstances under which they were made, not misleading; provided, however, that (i) the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Lead Manager expressly for use therein, and (ii) with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this section shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage, liability or action purchased the securities concerned, to the extent that any such loss, claim, damage, liability or action of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction in a decision not subject to further appeal that (A) the Company had furnished copies of the Prospectus, as amended or supplemented, to the Lead Manager in the requisite quantity and on a timely basis to permit proper delivery on or prior to the time at which written confirmation of the sale of such securities was delivered by the Underwriter, (B) delivery of the Prospectus, as amended or supplemented, was required by the Securities Act to be made to such person at such time, (C) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus as amended or supplemented, and (D) the Underwriter did not send or give to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus as amended or supplemented. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

                 (b) The Selling Stockholder shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact in respect of the Selling Stockholder (A) contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or (B) in any Marketing Materials, or are based upon the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, a material fact in respect of the Selling Stockholder required to be stated therein or necessary to make the statements relating to the Selling Stockholder therein (x) in the case of the Registration Statement, not misleading, and (y) in the case of the Prospectus or any Preliminary Prospectus in light of the circumstances under which they were made, not misleading; provided, however, that (i) the Selling Stockholder will be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, made in reliance upon and in conformity with written information furnished to the Company expressly for use therein, it being agreed that the only such information is that which is included under the caption "Principal and Selling Stockholders" which relates to the Selling Stockholder (the "Selling Shareholder Information"), (ii) with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus made in reliance upon and in conformity with the Selling Shareholder Information, the indemnity agreement contained in this section shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage, liability or action purchased the securities concerned, to the extent that any such loss, claim, damage, liability or action of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction in a decision not subject to further appeal that (A) the Company had furnished copies of the Prospectus, as amended or supplemented, to the Lead Manager in the requisite quantity and on a timely basis to permit proper delivery on or prior to the time at which written confirmation of the sale of such securities was delivered by the Underwriter, (B) delivery of the Prospectus, as amended or supplemented, was required by the Securities Act to be made to such person at such time, (C) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus as amended or supplemented, and (D) the Underwriter did not send or give to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus as amended or supplemented, and (iii) in no such case shall the Selling Stockholder be liable or responsible for any amount in excess of the proceeds (net of the underwriting discount) applicable to the Shares sold by the Selling Stockholder pursuant to the transactions contemplated hereby. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have, including but not limited to other liability under this Agreement.

                 (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Selling Stockholder, the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in the last sentence of
Section 1(b) hereof. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including but not limited to other liability under this Agreement.

                 (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, promptly notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that is it not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action,
(iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this
Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

        9. Contribution.

                 (a) In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Stockholder and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Selling Stockholder, any contribution received by the Company and/or the Selling Stockholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company and/or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, the Selling Stockholder and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholder and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Stockholder and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

                 (b) The relative benefits received by the Company, the Selling Stockholder and the Underwriters shall be deemed to be in the same proportion as
(i) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholder bear to (ii) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.

                 (c) The relative fault of each of the Company, the Selling Stockholder and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 (d) The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                 (e) Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and the Selling Stockholder, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise to the extent that it is not materially prejudiced as a result thereof. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

        10. Underwriter Default.

                 (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by the Lead Manager pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company and the Selling Stockholder that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Manager in its sole discretion shall make.

                 (b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Lead Manager may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Lead Manager does not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 6, 8, 9, 11 and 12) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

                 (c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Manager or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

        11. Survival of Representations and Agreements.

        All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholder contained in this Agreement or in certificates of officers of the Selling Stockholder, the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company or the Selling Stockholder, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2 and the agreements contained in Sections 6, 8, 9, 11 and 12 hereof shall survive any termination of this Agreement, including termination pursuant to
Section 10 or 12 hereof.

        12. Effective Date of Agreement; Termination.

                 (a) This Agreement shall become effective upon the execution and delivery of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 12 and of Sections 1, 2, 6, 8, 9, 11 and 13 through 18, inclusive, shall remain in full force and effect at all times after the execution hereof.

                 (b) The Lead Manager shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Lead Manager will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (ii) trading on The New York Stock Exchange ("the NYSE") or The NASDAQ National Market (the "NASDAQ") shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or the NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or iv (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Lead Manager, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

                 (c) Any notice of termination pursuant to this Section 12 shall be in writing.

                 (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to (i) notification by the Lead Manager as provided in Section 12(a) hereof or (ii) Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Lead Manager, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

        13. Notices.

        All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

                 (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Capital Markets, with a copy to Underwriter's Counsel at Four Times Square, New York, New York, 10036, Attention: Fred B. White, III.

                 (b) If sent to the Selling Stockholder, shall be mailed, delivered or faxed and confirmed in writing to the Selling Stockholder,
Attention: Rufus H. Reitzel, Jr., with a copy to Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243, Attention: J. Michael Bernard;

                 (c) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company at the addresses set forth in the Registration Statement, Attention: Nathaniel F. Bradley IV, with a copy to Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243, Attention:
J. Michael Bernard;

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Bear Stearns, which address will be supplied to any other party hereto by Bear Stearns upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

        14. Parties.

        This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Selling Stockholder and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

        15. Governing Law and Jurisdiction; Waiver of Jury Trial.

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Company and the Selling Stockholder each irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "Proceeding"),
(b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. EACH OF THE COMPANY AND THE SELLING STOCKHOLDER (ON BEHALF OF THEMSELVES AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF THEIR RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

        16. Counterparts.

        This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

        17. Headings.

        The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

        18. Time is of the Essence.

        Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.


                            [signature page follows]

                 If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                      Very truly yours,

                                      ASSET ACCEPTANCE CAPITAL CORP.


                                      By:  ___________________________
                                           Name:
                                           Title:

                                      SELLING STOCKHOLDER
                                      Rufus H. Reitzel, Jr., Revocable Living
                                      Trust, as amended


                                      By:  ___________________________
                                           Name: Rufus H. Reitzel, Jr
                                           Title: Attorney-in-Fact for Selling
                                                  Stockholder



BEAR, STEARNS & CO. INC.
WILLIAM BLAIR & COMPANY, L.L.C.
CIBC WORLD MARKETS CORP.
SUNTRUST CAPITAL MARKETS, INC.
        AS REPRESENTATIVES OF THE SEVERAL UNDERWRITERS
C/O BEAR, STEARNS & CO., INC.

By:  BEAR, STEARNS & CO. INC.


By:  ___________________________________
     Name:
     Title:

On behalf of itself and the other Underwriters named in Schedule I hereto.

                                   SCHEDULE I


                                                                          Number of Additional
                                          Total Number of Firm            Shares to be Purchased if
Underwriter                              Shares to be Purchased           Option is Fully Exercised
-----------                              ----------------------           -------------------------



Bear, Stearns & Co. Inc.
William Blair & Company, L.L.C.
CIBC World Markets Corp.
SunTrust Capital Markets, Inc.
                      Total...........
                                         =====================            =========================
                                             7,000,000                             1,050,000


                                   SCHEDULE II


                                                                           Maximum Number of
Name                                  Number of Firm Shares                Additional Shares
----                                  ---------------------                -----------------
Company                                         7,000,000                      0
Selling Stockholder                                 0                      1,050,000



                                  SCHEDULE III

Rufus H. Reitzel, Jr.
Nathaniel F. Bradley IV
Mark A. Redman
Phillip L. Allen
Diane Kondrat
Deborah Everly
Donald O'Neill
Terrence D. Daniels
Anthony R. Ignaczak
AAC Quad-C  Investors LLC
Quad-C Management, Inc.

                                    EXHIBIT A

                                  Subsidiaries

                 Subsidiaries of Asset Acceptance Capital Corp.



NAME                                                    JURISDICTION
AAC Investors, Inc.*                                    Virginia
Asset Acceptance Holdings LLC                           Delaware
Asset Acceptance, LLC                                   Delaware
CFC Financial, LLC                                      Delaware
Consumer Credit, LLC                                    Delaware
Financial Credit, LLC                                   Delaware
Med-Fi Acceptance, LLC                                  Delaware
RBR Holding Corp.*                                      Nevada


* AAC Investors, Inc. and RBR Holding Corp. will become subsidiaries of Asset Acceptance Capital Corp. upon the effectiveness of the Reorganization (as defined in the Prospectus).

                                    EXHIBIT B

                     Custody Agreement and Power of Attorney

                                     ANNEX I

                       Form of Opinion of Company Counsel


                  1. Each of the Company and its Subsidiaries has been duly organized and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary.

                  2. The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are not in violation of or subject to any preemptive or, to such counsel's knowledge, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof. The Shares to be delivered on the Closing Date and the Additional Closing Date, if any, have been duly and validly authorized and, when delivered in accordance with the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to such counsel's knowledge, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof. All of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all Liens. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

                  3. The Shares are duly authorized for quotation on the NASDAQ.

                  4. The Underwriting Agreement and the Share Exchange Agreement have been duly and validly authorized, executed and delivered by the Company and the Share Exchange Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  5. To such counsel's knowledge and other than as set forth in the Prospectus, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated.

                  6. The execution, delivery, and performance of the Underwriting Agreement and the Share Exchange Agreement and consummation of the transactions contemplated by Underwriting Agreement, the Share Exchange Agreement, the Registration Statement, the Prospectus and the Reorganization do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of its Subsidiaries is a party or by which any of the Company or any of its Subsidiaries or their respective properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body.

                  7. Each of the Company and its Subsidiaries has all Consents as are necessary to own, lease, license and operate its respective properties and to conduct its business as it is now being conducted and as described in the Registration Statement and the Prospectus and to consummate the Reorganization, except where the failure to have any such Consent would not have a Material Adverse Effect; and to my knowledge, the Company is not in violation of any such Consent, except for any violations which would not have a Material Adverse Effect.

                  8. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Share Exchange Agreement or consummation of the transactions contemplated by the Underwriting Agreement, the Share Exchange Agreement, the Registration Statement, the Prospectus and the Reorganization, except for (1) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) such as are required by the NASD.

                  9. The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations.

                  10. The statements under the captions "Risk Factors -- Our ability to recover on our charged-off consumer receivables may be limited under federal and state laws", "Business -- Regulation and Legal Compliance", "Management -- Limitation of Liability and Indemnification of Officers and Directors", "Description of Capital Stock", "U.S. Federal Tax Considerations for Non-U.S. Holders" and "Underwriting" in the Prospectus and Items 14 and 15 of
Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

                  11. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  12. The Registration Statement is effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430A under the Securities Act have been made.

                  13. The Company has full right, power and authority to execute and deliver this Agreement and the Shares and to perform its obligations hereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the Shares and consummation of the transactions contemplated by Underwriting Agreement, the Registration Statement, the Prospectus, the Share Exchange Agreement and the Reorganization and as described in the Registration Statement and the Prospectus have been duly and validly taken.

                  14. To the best knowledge of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

                  15. Neither the Company nor any of its Subsidiaries is in violation of its respective charter or by-laws and, to such counsel's knowledge after due inquiry, neither the Company nor any of its Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its Subsidiaries, individually or taken as a whole, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound.

                  In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents and the Prospectus and related matters were discussed and, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

                                    ANNEX II

                Form of Opinion of Selling Stockholder's Counsel


                  1. The Selling Stockholder has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws), to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney executed by him and to sell, assign, transfer and deliver the Additional Shares to be sold by the Selling Stockholder in the manner provided in the Underwriting Agreement.

                  2. The Selling Stockholder is the lawful owner of the Additional Shares and has, and immediately prior to the Closing Date or any Additional Closing Date, as applicable, will have good and marketable title to the Additional Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement on such date, free and clear of all liens, charges, encumbrances, equities or claims.

                  3. Assuming that neither the Lead Manager nor any other Underwriter has notice of any adverse claims (as defined in Section 8-105 of the Uniform Commercial Code as in effect on the date hereof in the Sate of New York (the "NYUCC")) with respect to certificate number ___ registered in the name of the Selling Stockholder and evidencing ___ shares of Common Stock of the Company then, upon delivery to the Lead Manager of such certificate indorsed in blank by an effective indorsement (within the meaning of Section 8-107 of the NYUCC) the Lead Manager, on behalf of itself and the other Underwriters, will become a "protected purchaser" of the Additional Shares (as defined in Section 8-303 of the NYUCC) and acquire such certificate (and the shares represented thereby) free of any adverse claims under Section 8-303 of the NYUCC.

                  4. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Selling Stockholder.

                  5. The Custody Agreement and Power of Attorney appointing o as the Custodian and o as the Selling Stockholder's Attorney-In-Fact, with regard to the transactions contemplated hereby and by the Registration Statement, has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and is the valid and binding agreements of the Selling Stockholder, enforceable in accordance with their terms, and pursuant to such power of attorney, the Selling Stockholder has authorized such Attorney-In-Fact to execute and deliver on the Selling Stockholder's behalf the Underwriting Agreement and any other document necessary or desirable in connection with the transactions contemplated thereby and to deliver the Additional Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement.

                  6. The execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and Power of Attorney by the Selling Stockholder, compliance by the Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Securities Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement, indenture or other instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or property of the Selling Stockholder is bound, will not violate the charter, bylaws, certificate of formation, partnership agreement, limited liability agreement or other organizational documents of the Selling Stockholder and will not violate or conflict with any law, statute, administrative regulation or ruling, or judgment, order or decree of any court or government instrumentality or agency applicable to the Selling Stockholder or property of the Selling Stockholder.


         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholder provided that copies of any such statements or certificates shall be delivered, in advance, to Underwriters' Counsel. The opinion of such counsel shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                                    ANNEX III

             Form of Opinion of Beverly Sinsley, Compliance Attorney

                  1. The statements under the captions "Risk Factors -- Our ability to recover on our charged-off consumer receivables may be limited under federal and state laws" and "Business -- Regulation and Legal Compliance" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

                  2. No consent, approval, authorization, clearance or order of any entity described in "Business -- Regulation and Legal Compliance" or administering the laws, statutes and regulations described in such section of the Prospectus (a "Regulatory Agency") is required to be obtained by the Company or any of its Subsidiaries in connection with the transactions contemplated by the Underwriting Agreement, including the offer and sale of the Shares.

                  3. Neither the Company nor any of its Subsidiaries is in violation of any of any of the laws, statutes and regulations described in "Business -- Regulation and Legal Compliance" in the Prospectus (the "Regulations"), except which would not have a Material Adverse Effect, and there are no actions pending against the Company by any Regulatory Agency, and to my knowledge, no such action is contemplated.

                  4. The Company and each Subsidiary have all necessary licenses, certificates, permits and authorizations required by any Regulatory Agency to operate the business as described or contemplated in the Prospectus, except where failure to obtain or hold such license, certificate, permit or authorization would not have a Material Adverse Effect, and none of the Company or any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  5. Neither the execution and delivery of the Underwriting Agreement, nor the consummation of the transactions contemplated by the Underwriting Agreement, including the offer and sale of the Shares, will conflict with or result in a breach or violation of any of the Regulations.

                                    ANNEX IV

                            Form of Lock-Up Agreement

                                     -, 2004

Bear, Stearns & Co. Inc.
William Blair & Company, L.L.C.
CIBC World Markets Corp.
SunTrust Capital Markets, Inc.
         As Representatives of the several
         Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Equity Capital Markets

                Asset Acceptance Capital Corp. Lock-Up Agreement

Ladies and Gentlemen:

         This letter agreement (this "Agreement") relates to the proposed initial public offering (the "Offering") by Asset Acceptance Capital Corp., a Delaware corporation (the "Company"), of its common stock, $.01 par value (the "Stock").

         In order to induce you and the other underwriters for which you act as representatives (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), during the period from the date hereof until one hundred eighty (180) days after the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

         Notwithstanding the foregoing, the undersigned may sell or otherwise transfer shares of Relevant Securities (i) as a bona fide gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to Bear Stearns and the applicable donee(s) agree in writing with and satisfactory to Bear Stearns to be bound by the restrictions set forth in this Agreement as if such donee(s) had been an original party hereto, prior to such transfer, (ii) acquired in the public market on or after the date of the final prospectus for the Offering, provided that any such sale or other disposition fully complies with, and is not required to be disclosed or reported under, applicable law (including but not limited to Section 16 under the Securities Exchange Act of 1934 and the rules and regulations thereunder), or (iii) if the undersigned is a partnership, limited liability company or corporation, the undersigned may make a general distribution of Relevant Securities to its partners, members or shareholders, provided that the undersigned provides prior written notice of such transfer to Bear Stearns and the applicable recipient(s) agrees in writing with and satisfactory to Bear Stearns to be bound by the restrictions set forth in this Agreement as if such recipient(s) had been an original party hereto, prior to such transfer.

         The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities, except as expressly permitted by this Agreement, to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned
(x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security, except in the undersigned's capacity as an officer of the Company with respect to the filing of a Registration Statement on Form S-8 relating to employee benefit plans of the Company, and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

                                            Very truly yours,

                                            By:  _____________________________

                                            Print Name: _______________________




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